As Filed with the Commission on March 15, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 11, 2016

ABCO ENERGY, INC.
 (Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 North Wilmont, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 11, 2016, the Company entered into a Professional Relations and Consulting Agreement [“CA”]  with Acorn Management Partners LLC (“Consultant”) which provides for Consultant to perform general corporate and business consulting services and other related activities as directed by the Company, including, but not limited to, the distribution of Company information/news releases on a daily basis, using social media to create a full awareness of the Company and its business, and the preparation of research reports for industry analysts. The CA has a seven month term expiring on September 11, 2016.  The term may be extended by a new written mutual agreement on terms to be agreed upon.

In consideration for rendering such services, Consultant will be paid a consulting fee consisting of monthly cash payments totaling $441,250 beginning with a first payment of $40,000 due March 31, 2016, $83,000 due April 29, 2016 and $78,000 due on each of May 30th, June 30th, July 29th and August 30, of 2016.  In addition, Consultant will receive as of (i) March 11, 2016, 500,000 freely tradeable shares of the Company common stock, without any transfer restrictions whatsoever thereon; and (ii) 750,000 restricted shares of common stock on May 30, 2016 and on August 30, 2016. All shares issuable under the CA are deemed to have been fully earned by Consultant as of the date of the CA, March 11, 2016.

The Consultant was also granted limited registration rights under certain circumstances. The CA is renewable for additional one year terms upon the written notice from one party to the other. The terms of any such renewed CA shall be agreed to in writing between the parties.

Concurrently with the execution of the CA, the Company entered into an Agreement dated March 11, 2016 with Equisolve, Inc. for the design and development of a new Company Website and for the monthly maintenance thereof.  The term is for one year with automatic renewal for one year period unless cancelled 60-days in advance of the end of the then current year.  The fee to design the Website is $12,500, of which $6,250 was paid on signing the CA.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

10.1	Professional Relations and Consulting Agreement between ABCO Energy, Inc., and ACORN Management Partners, LLC, dated March 11, 2016.

10.2	Agreement, dated March 11, 2016, between the Company and Equisolve, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: March 15, 2016	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer